United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21064

               AllianceBernstein Global Research Growth Fund, Inc.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: June 30, 2005

                     Date of reporting period: June 30, 2005

ITEM 1.       REPORTS TO STOCKHOLDERS.




[LOGO] AllianceBernstein (R)
Investment Research and Management


    AllianceBernstein Global Research Growth Fund


                                                                   June 30, 2005


                                  ANNUAL REPORT

   Investment Products Offered
==================================
    o Are Not FDIC Insured
    o May Lose Value
    o Are Not Bank Guaranteed
==================================


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

August 16, 2005

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Global Research Growth Fund (the "Fund") for the annual reporting period ended June 30, 2005.

Investment Objective and Policies
This open-end fund seeks long-term growth of capital. The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and consumer growth. Alliance will allocate the Fund's investments among selected market sectors based on its assessment of both current and forecasted economic and investment conditions. Within each sector, stock selection will emphasize investment in companies representing the industry analyst groups' top picks for their respective sectors. The Fund expects to invest, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Fund also invests in securities of companies in emerging markets.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended June 30, 2005.

The Fund's Class A shares slightly outperformed their benchmark for the 12-month period ended June 30, 2005. During the reporting period, the Fund experienced notably good stock selection in the technology, health care, and energy and natural resources sectors. However, stock selection in the financial sector contributed negatively to the Fund's relative returns. The Fund's sector exposures did not have an important impact on relative performance. While the Fund's overweighted position in the energy industry contributed positively to performance, it was offset by other sector selection decisions. In particular, the Fund's underweighted position in utilities, in addition to an overweighted position in technology, negatively impacted performance.

The Fund's Class A shares outperformed their benchmark for the six-month period ended June 30, 2005. During this time frame, the Fund experienced notably good stock selection in the technology and health care sectors. However, stock selection in the financial sector was less successful, and contributed negatively to the Fund's relative performance. The Fund's overall sector exposure made a positive contribution to relative performance during the six-month period. Specifically, an overweighted position in the energy industry contributed positively to performance. An underweighted position in the utility industry, however, made a modest negative contribution to the Fund's performance.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 1

Market Review and Investment Strategy
Several important economic and market trends impacted the Fund over the last year. The most important trend was the overall upward movement of global stock markets, which had a positive impact on the value of the Fund's stocks. This positive world stock market performance over the last year may have come as a surprise to many investors. This is because the last year also saw two other important economic trends that could easily have created headwinds for the stock markets. The first such trend was the U.S. Federal Reserve's efforts to move short-term interest rates from extremely low levels to more normal levels. The second such trend was the ongoing upward movement of oil prices. Both of these trends could have served to dampen economic activity and investor enthusiasm.

In managing the Fund over the last year, the Fund's portfolio management team ("the team") made an effort to address the upward movement of both short-term interest rates and oil prices. The team maintained an underweighted Fund position in the financial sector, which can come under pressure during periods of rising interest rates. In addition, an overweighted position in the energy sector, which has benefited from the ongoing increase in oil prices, was maintained. In the case of the financial sector, it appears that the Fund's underweight position was unnecessary, since it did not have a significant impact on performance. However, since the Fund's financial selections underperformed the overall financial sector over the last year, it was just as well to have had a relatively low exposure to the sector. It is also worth noting that in recent months, the team has begun to increase the Fund's exposure to the financial sector, both because they believe that they have identified some good opportunities and because they believe that investors could begin to anticipate the end of the Fed's efforts to increase interest rates. In the case of the energy sector, the team believed that growth in energy demand, especially from developing nations like China, would have a positive impact on the oil industry. They also believed that the relative absence of large new oil discoveries would tend to have a positive impact on prices. They were particularly optimistic about the prospects for the oil service industry, and had a notable overweight for much of the year.


-------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
The Fund concentrates its investments in a limited number of industry sectors and issues, and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Fund may invest a significant portion of its assets in foreign securities including those in emerging markets, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in some cases, greater than, the risks presented by more traditional investments. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 3

HISTORICAL PERFORMANCE
(continued from previous page)


                                                      --------------------------
                                                               Returns
  THE FUND VS. ITS BENCHMARK                          --------------------------
  PERIODS ENDED JUNE 30, 2005                         6 Months         12 Months
--------------------------------------------------------------------------------
  AllianceBernstein Global Research Growth Fund
   Class A                                             0.56%            10.06%
--------------------------------------------------------------------------------
   Class B                                             0.21%             9.34%
--------------------------------------------------------------------------------
   Class C                                             0.21%             9.34%
--------------------------------------------------------------------------------
   Advisor Class                                       0.69%            10.43%
--------------------------------------------------------------------------------
   Class R**                                           0.42%           14.22%*
--------------------------------------------------------------------------------
   Class K**                                          -0.34%*
--------------------------------------------------------------------------------
   Class I**                                          -0.28%*
--------------------------------------------------------------------------------
  MSCI World Index                                    -0.70%            10.05%
--------------------------------------------------------------------------------

*   Since Inception. (See inception dates below.)
** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R shares is 9/1/04; the inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/22/02* TO 6/30/05


AllianceBernstein Global Research Growth Fund Class A: $14,789

MSCI World Index: $15,558

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

7/22/02*        $ 9,575       $10,000
6/30/03         $10,848       $11,401
6/30/04         $13,437       $14,137
6/30/05         $14,789       $15,558


* Since inception of the Fund's Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Fund Class A shares (from 7/22/02* to 6/30/05) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                NAV Returns               SEC Returns

Class A Shares
1 Year                             10.06%                     5.36%
Since Inception*                   15.94%                    14.25%

Class B Shares
1 Year                              9.34%                     5.34%
Since Inception*                   15.12%                    14.60%

Class C Shares
1 Year                              9.34%                     8.34%
Since Inception*                   15.12%                    15.12%

Advisor Class Shares
1 Year                             10.43%
Since Inception*                   16.27%

Class R Shares+
Since Inception*                   14.22%

Class K Shares+
Since Inception*                   -0.34%

Class I Shares+
Since Inception*                   -0.28%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2005)
--------------------------------------------------------------------------------


Class A Shares
1 Year                                                        5.36%
Since Inception*                                             14.25%

Class B Shares
1 Year                                                        5.34%
Since Inception*                                             14.60%

Class C Shares
1 Year                                                        8.34%
Since Inception*                                             15.12%



* Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.


+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 5

FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                Beginning              Ending
              Account Value         Account Value          Expenses Paid
             January 1, 2005        June 30, 2005         During Period*
              ------------          ------------           ------------
          Actual  Hypothetical   Actual Hypothetical** Actual  Hypothetical
         --------  -----------  --------  ----------- --------  -----------
Class A   $1,000     $1,000     $1,005.56  $1,017.36   $ 7.46     $ 7.50
--------------------------------------------------------------------------------
Class B   $1,000     $1,000     $1,002.12  $1,013.88   $10.92     $10.99
--------------------------------------------------------------------------------
Class C   $1,000     $1,000     $1,002.12  $1,013.88   $10.92     $10.99
--------------------------------------------------------------------------------
Advisor
Class     $1,000     $1,000     $1,006.91  $1,018.84   $ 5.97     $ 6.01
--------------------------------------------------------------------------------
Class R   $1,000     $1,000     $1,004.17  $1,015.92   $ 8.45     $ 8.50
--------------------------------------------------------------------------------
Class K + $1,000     $1,000     $  996.56  $1,011.77   $ 4.80     $ 4.84
--------------------------------------------------------------------------------
Class I + $1,000     $1,000     $  997.25  $1,012.60   $ 3.97     $ 4.00
--------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

** Assumes 5% return before expenses.

+ The account value and expenses for Class K and Class I shares are based on the period from March 1, 2005 (commencement of distribution) through June 30, 2005.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

PORTFOLIO SUMMARY
June 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $61.6


SECTOR BREAKDOWN*
  19.0% Finance
  14.3% Health Care
  13.9% Energy
  11.9% Technology
  10.2% Consumer Services
   6.4% Consumer Staples
   5.9% Capital Goods                              [PIE CHART OMITTED]
   5.2% Basic Industry
   4.1% Consumer Manufacturing
   2.1% Multi-Industry
   1.5% Aerospace & Defense
   1.0% Utilities
   0.5% Transportation

   4.0% Short-Term


COUNTRY BREAKDOWN*
 54.0% United States
  8.8% United Kingdom
  7.3% Japan
  5.3% Switzerland
  3.4% France
  3.2% Bermuda
  2.6% Hong Kong                               [PIE CHART OMITTED]
  2.5% Brazil
  2.4% Germany
  2.2% Netherlands
  1.6% Russia
  1.5% South Korea
  1.0% Taiwan

  4.2% Other


* All data are as of June 30, 2005. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1% weightings in the following countries: Australia, Egypt, Finland, India, Israel, Italy, Mexico, Norway and Spain.

    Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 7

TEN LARGEST HOLDINGS
June 30, 2005

                                                               Percent of
Company                                  U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
Halliburton Co.                          $  2,027,568               3.3%
--------------------------------------------------------------------------------
Citigroup, Inc.                             1,812,216               2.9
--------------------------------------------------------------------------------
General Electric Co.                        1,627,857               2.6
--------------------------------------------------------------------------------
Schlumberger Ltd.                           1,336,544               2.2
--------------------------------------------------------------------------------
American International Group, Inc.          1,284,010               2.1
--------------------------------------------------------------------------------
Petroleo Brasileiro, SA (ADR)               1,081,940               1.8
--------------------------------------------------------------------------------
Noble Energy, Inc.                          1,078,769               1.7
--------------------------------------------------------------------------------
Nabors Industries Ltd.                        957,796               1.6
--------------------------------------------------------------------------------
WellPoint  Health Networks, Inc.              957,549               1.6
--------------------------------------------------------------------------------
The Charles Schwab Corp.                      894,504               1.4
--------------------------------------------------------------------------------
                                         $ 13,058,753              21.2%



--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

PORTFOLIO OF INVESTMENTS
June 30, 2005


Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-95.7%

United States Investments-49.8%
Finance-10.6%
Banking - Regional-1.3%
Commerce Bancorp, Inc. ...........................         16,400     $  497,084
North Fork Bancorporation, Inc. ..................         10,750        301,968
                                                                      ----------
                                                                         799,052
                                                                      ----------
Brokerage & Money Management-3.1%
Franklin Resources, Inc. .........................          2,700        207,846
The Charles Schwab Corp. .........................         79,300        894,504
The Goldman Sachs Group, Inc. ....................          7,600        775,352
                                                                      ----------
                                                                       1,877,702
                                                                      ----------
Insurance-2.6%
AFLAC, Inc. ......................................          7,100        307,288
American International Group, Inc. ...............         22,100      1,284,010
                                                                      ----------
                                                                       1,591,298
                                                                      ----------
Mortgage Banking-0.7%
Fannie Mae .......................................          7,700        449,680
                                                                      ----------
Miscellaneous-2.9%
Citigroup, Inc. ..................................         39,200      1,812,216
                                                                      ----------
                                                                       6,529,948
                                                                      ----------
Healthcare-8.9%
Biotechnology-1.8%
Amgen, Inc.(a) ...................................          3,375        204,053
Genentech, Inc.(a) ...............................          7,210        578,818
Gilead Sciences, Inc.(a) .........................          7,600        334,324
                                                                      ----------
                                                                       1,117,195
                                                                      ----------
Drugs-1.7%
Allergan, Inc. ...................................          3,075        262,113
Cephalon, Inc.(a) ................................          3,870        154,065
Eli Lilly & Co. ..................................          4,300        239,553
Forest Laboratories, Inc.(a) .....................          8,350        324,398
Wyeth ............................................          2,000         89,000
                                                                      ----------
                                                                       1,069,129
                                                                      ----------
Medical Products-1.7%
St. Jude Medical, Inc.(a) ........................          7,590        331,000
Stryker Corp. ....................................          8,250        392,370
Zimmer Holdings, Inc.(a) .........................          3,850        293,255
                                                                      ----------
                                                                       1,016,625
                                                                      ----------
Medical Services-3.7%
Caremark Rx, Inc.(a) .............................          3,550        158,046
Health Management Associates, Inc. Cl. A .........          9,875        258,528
UnitedHealth Group, Inc. .........................         16,950        883,772
WellPoint Health Networks, Inc.(a) ...............         13,750        957,549
                                                                      ----------
                                                                       2,257,895
                                                                      ----------
                                                                       5,460,844
                                                                      ----------


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 9

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Technology-6.9%
Communication Equipment-1.6%
Corning, Inc.(a) .............................            4,900       $   81,438
Juniper Networks, Inc.(a) ....................           17,800          448,204
QUALCOMM, Inc. ...............................           12,900          425,829
                                                                      ----------
                                                                         955,471
                                                                      ----------
Computer Hardware/Storage-1.5%
Apple Computer, Inc.(a) ......................            3,700          136,197
Dell, Inc.(a) ................................           10,500          414,855
EMC Corp.(a) .................................           27,300          374,283
                                                                      ----------
                                                                         925,335
                                                                      ----------
Computer Peripherals-0.3%
Network Appliance, Inc.(a) ...................            7,400          209,198
                                                                      ----------
Computer Services-0.4%
Fiserv, Inc.(a) ..............................            5,200          223,340
                                                                      ----------
Internet Media-0.8%
Google, Inc. CL. A(a) ........................            1,000          294,150
Yahoo!, Inc.(a) ..............................            6,300          218,295
                                                                      ----------
                                                                         512,445
                                                                      ----------
Semiconductor Components-0.5%
Broadcom Corp. Cl. A(a) ......................            5,000          177,550
Linear Technology Corp. ......................            2,750          100,898
                                                                      ----------
                                                                         278,448
                                                                      ----------
Software-1.8%
McAfee, Inc.(a) ..............................            4,100          107,338
Mercury Interactive Corp.(a) .................            3,200          122,752
Microsoft Corp. ..............................           24,800          616,032
Oracle Corp.(a) ..............................           20,800          274,560
                                                                      ----------
                                                                       1,120,682
                                                                      ----------
                                                                       4,224,919
                                                                      ----------
Energy-5.8%
Domestic Producers-1.7%
Noble Energy, Inc. ...........................           14,260        1,078,769
                                                                      ----------
Oil Service-4.1%
FMC Technologies, Inc.(a) ....................           15,100          482,747
Halliburton Co. ..............................           42,400        2,027,568
                                                                      ----------
                                                                       2,510,315
                                                                      ----------
                                                                       3,589,084
                                                                      ----------
Consumer Services-4.8%
Broadcasting & Cable-2.7%
News Corp. Cl. A .............................           32,420          524,556
Time Warner, Inc.(a) .........................           43,700          730,226
Univision Communications, Inc.(a) ............           13,500          371,925
                                                                      ----------
                                                                       1,626,707
                                                                      ----------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Cellular Communications-0.0%
NeuStar, Inc. Cl. A(a) .......................              700       $   17,920
                                                                      ----------
Retail - General Merchandise-2.1%
Lowe's Cos., Inc. ............................           12,440          724,257
Target Corp. .................................           10,900          593,069
                                                                      ----------
                                                                       1,317,326
                                                                      ----------
                                                                       2,961,953
                                                                      ----------
Capital Goods-4.2%
Electrical Equipment-0.5%
Emerson Electric Co. .........................            5,300          331,939
                                                                      ----------
Miscellaneous-3.7%
General Electric Co. .........................           46,980        1,627,857
United Technologies Corp. ....................           12,800          657,280
                                                                      ----------
                                                                       2,285,137
                                                                      ----------
                                                                       2,617,076
                                                                      ----------
Consumer Staples-4.1%
Cosmetics-1.5%
Avon Products, Inc. ..........................           14,420          545,797
Estee Lauder Cos., Cl. A .....................            8,900          348,257
                                                                      ----------
                                                                         894,054
                                                                      ----------
Food-0.5%
WM. Wrigley Jr., Co. .........................            4,200          289,128
                                                                      ----------
Household Products-1.9%
Colgate-Palmolive Co. ........................            8,000          399,280
The Procter & Gamble Co. .....................           15,120          797,580
                                                                      ----------
                                                                       1,196,860
                                                                      ----------
Retail - Food & Drug-0.2%
Whole Foods Market, Inc. .....................            1,100          130,130
                                                                      ----------
                                                                       2,510,172
                                                                      ----------
Consumer Manufacturing-1.4%
Building Related-1.4%
American Standard Cos., Inc. .................           15,780          661,498
Pulte Homes, Inc. ............................            2,700          227,475
                                                                      ----------
                                                                         888,973
                                                                      ----------
Basic Industry-1.2%
Chemicals-1.2%
Air Products and Chemicals, Inc. .............           12,600          759,780
                                                                      ----------
Aerospace & Defense-0.6%
Aerospace-0.6%
Lockheed Martin Corp. ........................            5,540          359,380
                                                                      ----------
Transportation-0.5%
Air Freight-0.5%
United Parcel Service, Inc. Cl. B ............            4,700          325,052
                                                                      ----------


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 11

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Multi-Industry Companies-0.5%
Danaher Corp. ................................            5,990       $  313,517
                                                                      ----------
Utilities-0.3%
Telephone Utility-0.3%
Sprint Corp. (Fon Group) .....................            7,700          193,193
                                                                      ----------
Total United States Investments
   (cost $28,309,493) ........................                        30,733,891
                                                                      ----------
Foreign Investments-45.9%
Australia-0.5%
Rinker Group Ltd. ............................           30,392          321,902
                                                                      ----------
Bermuda-3.2%
ACE Ltd. .....................................            8,100          363,285
Axis Capital Holdings Ltd. ...................           10,200          288,660
Marvell Technology Group Ltd.(a) .............            9,720          369,749
Nabors Industries Ltd.(a) ....................           15,800          957,796
                                                                      ----------
                                                                       1,979,490
                                                                      ----------
Brazil-2.5%
Companhia Vale do Rio Doce (ADR) .............           16,525          483,852
Petroleo Brasileiro, SA (ADR) ................           23,500        1,081,940
                                                                      ----------
                                                                       1,565,792
                                                                      ----------
Egypt-0.2%
Orascom Telecom Holding SAE (GDR)(b) .........            2,633          133,514
                                                                      ----------
Finland-0.3%
Nokia Corp. ..................................           10,256          170,651
                                                                      ----------
France-3.4%
Accor, SA ....................................            8,906          416,436
CapGemini, SA(a) .............................            3,486          110,300
Groupe Danone ................................            6,151          538,927
Renault, SA ..................................            3,506          307,940
Sanofi-Aventis ...............................            4,721          386,641
Schneider Electric, SA .......................            4,244          319,142
                                                                      ----------
                                                                       2,079,386
                                                                      ----------
Germany-2.4%
Altana AG ....................................            5,081          290,107
Bayerische Motoren Werke (BMW) AG ............            4,705          214,056
Premiere AG(a) ...............................            5,766          198,866
SAP AG .......................................            2,235          387,436
Siemens AG ...................................            5,186          377,185
                                                                      ----------
                                                                       1,467,650
                                                                      ----------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Hong Kong-2.6%
China Shenhua Energy Co., Ltd. ...................        619,500     $  597,897
China Telecom Corp., Ltd. Cl. H ..................        252,000         89,995
CNOOC Ltd. .......................................        821,000        486,564
Datang International Power Generation Co.,
   Ltd. ..........................................        428,300        323,836
ZTE Corp. ........................................         32,000         95,423
                                                                      ----------
                                                                       1,593,715
                                                                      ----------
India-0.8%
Infosys Technologies (ADR) .......................          3,000        232,410
Ranbaxy Laboratories Ltd. (GDR) ..................         10,216        248,504
                                                                      ----------
                                                                         480,914
                                                                      ----------
Israel-0.6%
Teva Pharmaceutical Industries Ltd. (ADR) ........         12,000        373,680
                                                                      ----------
Italy-0.1%
Fastweb(a) .......................................          1,837         79,213
                                                                      ----------
Japan-7.3%
Canon, Inc. ......................................          5,900        309,246
Denso Corp. ......................................         19,300        438,240
Funai Electric Co., Ltd. .........................            300         30,608
Hitachi Chemical Co., Ltd. .......................         18,000        328,226
Honda Motor Co., Ltd. ............................          7,100        348,714
Hoya Corp. .......................................          3,600        413,594
Keyence Corp. ....................................          1,200        267,514
Mitsubishi Corp. .................................         30,000        405,719
Mitsubishi Tokyo Financial Group, Inc. ...........             71        598,502
NITTO DENKO Corp. ................................          4,600        262,102
Nomura Holdings, Inc. ............................         49,800        591,654
Shionogi & Co., Ltd. .............................         14,000        179,891
UFJ Holdings, Inc.(a) ............................             58        300,059
                                                                      ----------
                                                                       4,474,069
                                                                      ----------
Mexico-0.5%
America Movil, S.A. de CV Series L (ADR) .........          5,200        309,972
                                                                      ----------
Netherlands-2.2%
Schlumberger Ltd. ................................         17,600      1,336,544
                                                                      ----------
Norway-0.7%
Norsk Hydro ASA ..................................          5,102        463,797
                                                                      ----------
Russia-1.6%
Lukoil Holdings (ADR) ............................          8,184        301,008
MMC Norilsk Nickel (ADR) .........................          8,939        541,703
Mobile Telesystems (ADR) .........................          3,800        127,870
                                                                      ----------
                                                                         970,581
                                                                      ----------


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 13

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

South Korea-1.5%
GS Holdings Corp. ................................         13,860     $  325,653
Kookmin Bank .....................................          6,360        287,036
LG. Philips LCD Co., Ltd. (ADR)(a) ...............          8,100        185,166
Samsung Electronics Co., Ltd. (GDR)(b) ...........            601        143,635
                                                                      ----------
                                                                         941,490
                                                                      ----------
Spain-0.4%
Inditex, SA ......................................          9,470        243,340
                                                                      ----------
Switzerland-5.3%
Alcon, Inc. ......................................          5,150        563,153
Compagnie Financiere Richemont AG ................         12,206        409,272
Credit Suisse Group ..............................         11,526        451,792
Nobel Biocare Holding AG .........................          1,363        276,047
Novartis AG ......................................          7,470        354,651
Roche Holding AG-Genusschin ......................          4,592        579,405
UBS AG ...........................................          7,928        618,028
                                                                      ----------
                                                                       3,252,348
                                                                      ----------
Taiwan-1.0%
AU Optronics Corp. ...............................         68,000        113,155
Hon Hai Precision Industry Co., Ltd. (GDR)(b) ....         12,698        132,139
Powerchip Semiconductor Corp. ....................        121,000         84,329
Taiwan Semiconductor Manufacturing Co., Ltd. .....
   (ADR) .........................................         12,532        114,289
United Microelectronics Corp. (ADR)(a) ...........         38,300        157,413
                                                                      ----------
                                                                         601,325
                                                                      ----------
United Kingdom-8.8%
02 Plc ...........................................         38,601         94,232
AstraZeneca Plc (ADR) ............................          2,005         82,726
Bae Systems Plc ..................................        108,207        554,410
BHP Billiton Plc .................................         38,229        487,332
Carnival Plc .....................................          6,832        387,369
Man Group Plc ....................................         11,504        297,223
Prudential Plc ...................................         34,061        301,824
Reckitt Benckiser Plc ............................         18,440        541,675
Royal Bank of Scotland Group Plc .................         15,123        455,336
SABMiller Plc ....................................         22,970        357,870
Standard Chartered Plc ...........................         33,212        605,076
Tesco Plc ........................................        106,838        608,658
Vodafone Group Plc ...............................         52,278        127,101
WPP Group Plc ....................................         52,955        542,411
                                                                      ----------
                                                                       5,443,243
                                                                      ----------
Total Foreign Invesements
   (cost $25,281,872) ............................                    28,282,616
                                                                      ----------
Total Common Stocks
   (cost $53,591,365) ............................                    59,016,507
                                                                      ----------


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

                                               Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-4.0%
Time Deposit-4.0%
The Bank of New York
   2.063%, 7/01/05
   (cost $2,477,000) .......................       $     2,477       $ 2,477,000
                                                                     -----------
Total Investments-99.7%
   (cost $56,068,365) ......................                          61,493,507
Other assets less liabilities-0.3% .........                             155,839
                                                                     -----------

Net Assets-100% ............................                         $61,649,346
                                                                     -----------


(a) Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the aggregate market value of this security amounted to $409,288 or 0.7% of net assets.

    Glossary of Terms:

    ADR - American Depositary Receipt

    GDR - Global Depositary Receipt

    See notes to financial statements.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 15

STATEMENT OF ASSETS & LIABILITIES
June 30, 2005

Assets
Investments in securities, at value (cost $56,068,365)..   $    61,493,507
Cash....................................................               801
Foreign cash, at value (cost $135,103)..................           134,658
Receivable for investment securities sold...............           242,062
Dividends and interest receivable.......................            85,982
Receivable due from Adviser.............................            70,465
Receivable for capital stock sold.......................            68,868
                                                           ---------------
Total assets............................................        62,096,343
                                                           ---------------
Liabilities
Payable for investment securities purchased.............           202,924
Payable for capital stock redeemed......................           115,140
Distribution fee payable................................             9,644
Transfer agent fee payable..............................             2,527
Accrued expenses........................................           116,762
                                                           ---------------
Total liabilities.......................................           446,997
                                                           ---------------
Net Assets..............................................   $    61,649,346
                                                           ---------------
Composition of Net Assets
Capital stock, at par...................................   $         4,252
Additional paid-in capital..............................        55,693,683
Distributions in excess of net investment income........           (46,937)
Accumulated net realized gain on investment and
   foreign currency transactions........................           575,169
Net unrealized appreciation of investments and
   foreign currency denominated assets and
   liabilities..........................................         5,423,179
                                                           ---------------
                                                              $ 61,649,346
                                                           ---------------

Calculation of Maximum Offering Price Per Share

                                           Net Asset Value and:
                                         ----------------------  Maximum
                              Shares      Offering  Redemption   Offering
Class         Net Assets    Outstanding     Price      Price      Price*
--------------------------------------------------------------------------------
A           $  33,944,534     2,346,264         --    $14.47      $15.11
--------------------------------------------------------------------------------
B           $     641,406        45,259    $ 14.17        --          --
--------------------------------------------------------------------------------
C           $     933,922        65,931    $ 14.17        --          --
--------------------------------------------------------------------------------
Advisor     $  26,103,765     1,793,239    $ 14.56    $14.56          --
--------------------------------------------------------------------------------
R           $       5,678       393.082    $ 14.44    $14.44          --
--------------------------------------------------------------------------------
K           $      10,066       695.513    $ 14.47    $14.47          --
--------------------------------------------------------------------------------
I           $       9,975       688.705    $ 14.48    $14.48          --
--------------------------------------------------------------------------------


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.
  See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended June 30, 2005


Investment Income
Dividends (net of foreign taxes withheld
   of $42,433).........................  $       696,256
Interest...............................            3,475   $       699,731
                                         ---------------
Expenses
Advisory fee...........................          409,880
Distribution fee--Class A..............           83,020
Distribution fee--Class B..............            3,628
Distribution fee--Class C..............            6,770
Distribution fee--Class R..............               23
Distribution fee--Class K..............                8
Custodian..............................          192,831
Legal..................................          106,898
Registration...........................          103,590
Administrative.........................           82,000
Transfer agency........................           69,148
Audit..................................           68,767
Printing...............................           68,485
Directors' fees........................           24,478
Miscellaneous..........................           15,715
                                         ---------------
Total expenses.........................        1,235,241
Less: expenses waived and reimbursed
by the Adviser (see Note B)............         (518,218)
Less: expense offset arrangement
   (see Note B)........................              (37)
                                         ---------------
Net expenses...........................                            716,986
                                                           ---------------
Net investment loss....................                            (17,255)
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions.............                            705,301
   Foreign currency transactions.......                            (77,796)
Net change in unrealized appreciation/depreciation of:
   Investments.........................                          4,577,493
   Foreign currency denominated
      assets and liabilities............                             11,664
                                                           ---------------
Net gain on investment and
   foreign currency transactions.......                          5,216,662
                                                           ---------------
Net Increase in Net Assets
   from Operations.....................                    $     5,199,407
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 17

STATEMENT OF CHANGES IN NET ASSETS



                                            Year Ended        Year Ended
                                             June 30,         June 30,
                                               2005             2004
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)...........  $       (17,255)  $         2,135
Net realized gain on investment and
   foreign currency transactions.......          627,505           424,411
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities..        4,589,157           538,229
                                         ---------------   ---------------
Net increase in net assets from
   operations..........................        5,199,407           964,775
Dividends and Distributions to
Shareholders from
Net investment income
   Class A.............................           (4,935)               (1)
   Advisor Class.......................           (8,366)           (6,989)
Net realized gain on investment and
foreign currency transactions
   Class A.............................         (171,734)              (76)
   Class B.............................           (1,785)              (76)
   Class C.............................           (4,005)              (76)
   Advisor Class.......................         (145,569)         (151,772)
   Class R.............................              (34)               -0-
Capital Stock Transactions
Net increase...........................       15,392,209        38,315,434
                                         ---------------   ---------------
Total increase.........................       20,255,188        39,121,219
Net Assets
Beginning of period....................       41,394,158         2,272,939
                                         ---------------   ---------------
End of period (including distributions
   in excess of net investment income
   of ($46,937) and ($25,638),
   respectively).......................  $    61,649,346   $    41,394,158
                                         ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2005


NOTE A
Significant Accounting Policies
AllianceBernstein Global Research Growth Fund, Inc. (the "Fund"), was organized under the laws of the State of Maryland on March 22, 2002. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on July 22, 2002. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Prior to commencement of operations on July 22, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") on July 17, 2002, of 10 shares each of Class A, Class B and Class C shares for $100 each, and 9,970 shares of Advisor Class Shares for $99,700. As of December 31, 2003, the Adviser was the only shareholder in the Fund. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 19
exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean



--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.


-------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 21

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the first $5 billion, .95% of the next $2.5 billion, .90% of the next $2.5 billion and .85% in excess of $10 billion of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective February 2, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the
average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to February 2, 2004, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.70%, 2.40%, 2.40% and 1.40% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. Under the agreement, any waivers or reimbursements made by the Adviser during the period July 10, 2002 through August 31, 2003, are subject to repayment by the Fund in subsequent periods, but no later than August 31, 2005, provided that repayment does not result in the Fund's aggregate expenses exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. For the year ended June 30, 2005, such reimbursement amounted to $416,048. Since inception of the Fund, such reimbursment for organization and offering expenses in the amount of $79,603 are subject to repayment in subsequent periods, but no later than August 31, 2005.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From July 1, 2004 through September 6, 2004 such waiver amounted to $20,170. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended June 30, 2005, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $82,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $23,369 for the year ended June 30, 2005.

For the year ended June 30, 2005, the Fund's expenses were reduced by $37 under an expense offset arrangement withAGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,984 from the sales of Class A shares and received $0, $282 and $9 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2005.

Brokerage commissions paid on investment transactions for the year ended June 30, 2005, amounted to $145,256, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares and .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $7,978, $16,023, $150 and $-0- for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 23

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2005, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $    48,168,623   $    32,889,685
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost....................................................   $    56,186,392
                                                           ---------------
Gross unrealized appreciation...........................   $     6,646,893
Gross unrealized depreciation...........................        (1,339,778)
                                                           ---------------
Net unrealized appreciation.............................   $     5,307,115
                                                           ---------------

1. Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

NOTE E
Capital Stock
There are 36,000,000,000 share of $.001 par value capital stock authorized, Class A, Class B, Class C, Class R &Advisor Class each consists of 6,000,000,000 authorized shares. Class K &I each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                          -------------------------------- -------------------------------
                                       Shares                          Amount
                          -------------------------------- -------------------------------
                             Year Ended       Year Ended       Year Ended       Year Ended
                          June 30, 2005    June 30, 2004    June 30, 2005    June 30, 2004
                          ----------------------------------------------------------------
Class A
Shares sold                     960,424      1,555,330     $ 13,111,620     $ 20,418,939
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment
   of dividends
   and distributions             12,347             -0-         175,581               -0-
-----------------------------------------------------------------------------------------
 Shares converted
   from Class B                   1,572             -0-          22,187               -0-
-----------------------------------------------------------------------------------------
Shares redeemed                (182,516)          (993)      (2,495,708)         (12,611)
-----------------------------------------------------------------------------------------
Net increase                    791,827      1,554,337    $  10,813,680    $  20,406,328
-----------------------------------------------------------------------------------------

Class B
Shares sold                      45,076         12,295    $     620,968    $     159,467
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment
   of dividends
   and distributions                108             -0-           1,513               -0-
-----------------------------------------------------------------------------------------
Shares converted
   to Class A                    (1,602)            -0-         (22,187)              -0-
-----------------------------------------------------------------------------------------
Shares redeemed                 (10,718)            -0-        (145,683)              -0-
-----------------------------------------------------------------------------------------
Net increase                     32,864         12,295    $     454,611    $     159,467
-----------------------------------------------------------------------------------------

Class C
Shares sold                      30,482         35,784    $     414,535    $     461,221
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment
   of dividends
   and distributions                258             -0-           3,604               -0-
-----------------------------------------------------------------------------------------
Shares redeemed                    (690)            (3)          (9,214)             (39)
-----------------------------------------------------------------------------------------
Net increase                     30,050         35,781    $     408,925    $     461,182
-----------------------------------------------------------------------------------------

Advisor Class
Shares sold                     501,641      1,514,108      $ 6,892,798     $ 19,791,423
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment
   of dividends
   and distributions              9,485             -0-         135,549               -0-
-----------------------------------------------------------------------------------------
Shares redeemed                (240,399)      (191,296)      (3,338,454)      (2,502,966)
-----------------------------------------------------------------------------------------
Net increase                    270,727      1,322,812      $ 3,689,893     $ 17,288,457
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 25

                 -------------------------- ------------------------------------
                        Shares                        Amount
                 -------------------------- ------------------------------------
                  September 1,                  September 1,
                    2004(a) to                    2004(a) to
                 June 30, 2005                 June 30, 2005
--------------------------------------------------------------------------------
Class R
Shares sold                393                 $       5,000
--------------------------------------------------------------------------------
Net increase               393                 $       5,000
--------------------------------------------------------------------------------
                      March 1,                      March 1,
                    2005(a) to                    2005(a) to
                 June 30, 2005                 June 30, 2005
--------------------------------------------------------------------------------
Class K
Shares sold                696                 $      10,100
--------------------------------------------------------------------------------
Net increase               696                 $      10,100
--------------------------------------------------------------------------------
Class I
Shares sold                689                 $      10,000
--------------------------------------------------------------------------------
Net increase               689                 $      10,000
--------------------------------------------------------------------------------
(a) Commencement of distribution.


NOTE F
Risks Involved in Investing in the Fund
Concentration of Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2005.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

NOTE H
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:

                                              2005              2004
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $       68,972   $        86,990
   Net long-term capital gains........          267,456            72,000
                                         --------------   ---------------
Total distributions paid..............   $      336,428   $       158,990
                                         --------------   ---------------

As of June 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income..........................   $       360,894
Accumulated capital and other gains....................           332,302(a)
Unrealized appreciation/(depreciation).................         5,305,152(b)
                                                          ---------------
Total accumulated earnings/(deficit)...................   $     5,998,348(c)
                                                          ---------------

(a) For the year ended June 30, 2005, the Fund deferred post October currency losses of $45,283.

(b) The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book basis and tax basis components of accumulated earnings/(deficit) is attributed primarily to currency post October losses.

During the current fiscal year, permanent differences primary due to foreign currency losses and net investment loss, resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 27
an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 29

Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fundrelated fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    --------------------------------
                                                                 Class A
                                                    --------------------------------
                                                                               July 22,
                                                                             2002(a) to
                                                      Year Ended June 30,      June 30,
                                                    ---------------------
                                                        2005        2004           2003
                                                    -------------------------------------
Net asset value, beginning of period...............    $13.23        $11.33      $ 10.00
                                                    -------------------------------------
Income from Investment Operations
Net investment loss(b).............................      (.02)(c)   (.01)(d)     (.01)(d)
Net realized and unrealized gain on investment and
   foreign currency transactions...................      1.35       2.68         1.34
                                                    -------------------------------------
Net increase in net asset value from operations ...      1.33       2.67         1.33
                                                    -------------------------------------
Less: Dividends and Distributions
Dividends from net investment income...............        -0-(e)   (.01)          -0-
Distributions from net realized gain on
   investment transactions.........................      (.09)      (.76)          -0-
                                                    -------------------------------------
Total dividends and distributions..................      (.09)      (.77)          -0-
                                                    -------------------------------------
Net asset value, end of period.....................    $14.47     $13.23       $11.33
                                                    -------------------------------------
Total Return
Total investment return based on net asset value(f)     10.06%     23.86%       13.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)..........   $33,944    $20,562           $1
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements..........      1.50%      1.50%        1.70%(g)
  Expenses, before waivers/reimbursements..........      2.51%      7.68%       19.19%(g)
  Net investment loss..............................      (.15)%(c)  (.16)%(d)    (.07)%(d)(g)
Portfolio turnover rate............................        66%        85%          62%


See footnote summary on page 37.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 31

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    -------------------------------------
                                                                  Class B
                                                    -------------------------------------
                                                                               July 22,
                                                                             2002(a) to
                                                      Year Ended June 30,      June 30,
                                                    ---------------------
                                                        2005        2004        2003
                                                    -------------------------------------
Net asset value, beginning of period..........         $13.04      $11.26      $ 10.00
                                                    -------------------------------------
Income from Investment Operations
Net investment loss(b)........................           (.09)(c)    (.18)(d)     (.07)(d)
Net realized and unrealized gain on investment and
   foreign currency transactions..............           1.31        2.72         1.33
                                                    -------------------------------------
Net increase in net asset value from operations          1.22        2.54         1.26
                                                    -------------------------------------
Less: Distributions
Distributions from net realized gain on
   investment transactions....................           (.09)       (.76)          -0-
                                                    -------------------------------------
Total distributions...........................           (.09)       (.76)          -0-
                                                    -------------------------------------
Net asset value, end of period................         $14.17      $13.04      $ 11.26
                                                    -------------------------------------
Total Return
Total investment return based on net asset value(f)       9.34%     22.87%       12.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....           $641        $162           $1
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements.....           2.20%       2.21%        2.40%(g)
  Expenses, before waivers/reimbursements.....           3.44%      11.40%       19.94%(g)
  Net investment loss.........................           (.67)%(c)  (2.22)%(d)    (.78)%(d)(g)
Portfolio turnover rate.......................             66%         85%          62%


See footnote summary on page 37.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

                                                    -------------------------------------
                                                                  Class C
                                                    -------------------------------------
                                                                              July 22,
                                                                            2002(a) to
                                                      Year Ended June 30,     June 30,
                                                    ---------------------
                                                        2005        2004          2003
                                                    -------------------------------------
Net asset value, beginning of period..........         $13.04      $11.26      $ 10.00
                                                    -------------------------------------
Income from Investment Operations
Net investment loss(b)........................           (.11)(c)    (.08)(d)     (.07)(d)
Net realized and unrealized gain on investment and
   foreign currency transactions..............           1.33        2.62         1.33
                                                    -------------------------------------
Net increase in net asset value from operations          1.22        2.54         1.26
                                                    -------------------------------------
Less: Distributions
Distributions from net realized gain on
   investment transactions....................           (.09)       (.76 )         -0-
                                                    -------------------------------------
Total distributions...........................           (.09)       (.76 )         -0-
                                                    -------------------------------------
Net asset value, end of period................         $14.17      $13.04      $ 11.26
                                                    -------------------------------------
Total Return
Total investment return based on net asset value(f)       9.34%     22.87%       12.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....           $934        $468           $1
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements.....           2.20%       2.20%        2.40%(g)
  Expenses, before waivers/reimbursements.....           3.28%      10.96%       19.94%(g)
  Net investment loss.........................           (.80)%(c)   (.73)%(d)    (.78)%(d)(g)
Portfolio turnover rate.......................             66%         85%          62%


See footnote summary on page 37.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 33

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    -------------------------------------
                                                                Advisor Class
                                                    -------------------------------------
                                                                              July 22,
                                                                            2002(a) to
                                                      Year Ended June 30,     June 30,
                                                    ---------------------
                                                        2005        2004          2003
                                                    -------------------------------------
Net asset value, beginning of period..........         $13.27      $11.36      $ 10.00
                                                    -------------------------------------
Income from Investment Operations
Net investment income(b)......................         .02(c)         .01(d)       .02(d)
Net realized and unrealized gain on investment and
   foreign currency transactions..............           1.36        2.70         1.34
                                                    -------------------------------------
Net increase in net asset value from operations          1.38        2.71         1.36
                                                    -------------------------------------
Less: Dividends and Distributions
Dividends from net investment income..........             -0-(e)    (.04)          -0-
Distributions from net realized gain on
   investment transactions....................           (.09)       (.76)          -0-
                                                    -------------------------------------
Total dividends and distributions.............           (.09)       (.80)          -0-
                                                    -------------------------------------
Net asset value, end of period................         $14.56      $13.27      $ 11.36
                                                    -------------------------------------
Total Return
Total investment return based on net asset value(f)     10.43%      24.17%       13.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....        $26,104     $20,202       $2,270
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements.....           1.20%       1.26%        1.40%(g)
  Expenses, before waivers/reimbursements.....           2.18%       7.46%       17.42%(g)
  Net investment income.......................            .13%(c)     .08%(d)      .22%(d)(g)
Portfolio turnover rate.......................             66%         85%          62%


See footnote summary on page 37.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                                ----------------
                                                                    Class R
                                                                ----------------
                                                                  September 1,
                                                                  2004(h) to
                                                                   June 30,
                                                                      2005
                                                                ----------------
Net asset value, beginning of period.........................      $ 12.72
                                                                ----------------
Income from Investment Operations
Net investment loss(b)(c)....................................         (.04)
Net realized and unrealized gain on investment and
   foreign currency transactions.............................         1.85
                                                                ----------------
Net increase in net asset value from operations..............         1.81
                                                                ----------------
Less: Distributions
Distributions from net realized gain on investment transactions       (.09)
                                                                ----------------
Total distributions .........................................         (.09)
                                                                ----------------
Net asset value, end of period...............................      $ 14.44
                                                                ----------------
Total Return
Total investment return based on net asset value(f)..........        14.22%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)....................           $6
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g).................         1.70%
  Expenses, before waivers/reimbursements(g).................         2.76%
  Net investment loss(c)(g)..................................         (.31)%
Portfolio turnover rate......................................           66%


See footnote summary on page 37.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 35

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                ----------------
                                                                    Class K
                                                                ----------------
                                                                    March 1,
                                                                   2005(h) to
                                                                    June 30,
                                                                      2005
                                                                ----------------
Net asset value, beginning of period.........................      $ 14.52
                                                                ----------------
Income from Investment Operations
Net investment income(b)(c)..................................          .03
Net realized and unrealized loss on investment and
   foreign currency transactions.............................         (.08)
                                                                ----------------
Net decrease in net asset value from operations..............         (.05)
                                                                ----------------
Net asset value, end of period...............................      $ 14.47
                                                                ----------------
Total Return
Total investment return based on net asset value(f)..........         (.34)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)....................          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g).................         1.45%
  Expenses, before waivers/reimbursements(g).................         3.10%
  Net investment income(c)(g)................................          .54%
Portfolio turnover rate......................................           66%


See footnote summary on page 37.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                                ----------------
                                                                   Class I
                                                                ----------------
                                                                     March 1,
                                                                    2005(h) to
                                                                     June 30,
                                                                       2005
                                                                ----------------
Net asset value, beginning of period.........................      $ 14.52
                                                                ----------------
Income from Investment Operations
Net investment income(b)(c)..................................          .04
Net realized and unrealized loss on investment and
   foreign currency transactions.............................         (.08)
                                                                ----------------
Net decrease in net asset value from operations..............         (.04)
                                                                ----------------
Net asset value, end of period...............................      $ 14.48
                                                                ----------------
Total Return
Total investment return based on net asset value(f)..........         (.28)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)....................          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g).................         1.20%
  Expenses, before waivers/reimbursements(g).................         2.85%
  Net investment income(c)(g)................................          .79%
Portfolio turnover rate......................................           66%



(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Net of expenses waived and reimbursed by the Adviser.
(d) Net of expenses waived and reimbursed by the Adviser and the Transfer Agent.
(e) Amount is less than $0.01.
(f) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(g) Annualized.
(h) Commencement of distribution.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 37

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM


To The Board of Directors and Shareholders of AllianceBernstein Global Research Growth Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Global Research Growth Fund, Inc. (the "Fund") at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 19, 2005


TAX INFORMATION (unaudited)
In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $267,456 of capital gain distributions, during the fiscal year ended June 30, 2005, which are subject to a maximum tax rate of 15%.

For the fiscal year ended June 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $738,689 as qualified dividend income, which is taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2006.


--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)

OFFICERS(2)

Michael R. Baldwin, Senior Vice President
Norman M. Fidel, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Gina M. Griffin, Vice President
Daniel Nordby, Vice President
Thomas A. Schmitt, Vice President
Jane Schneirov, Vice President
Francis X. Suozzo, Vice President
Christopher Toub, Vice President
Janet A. Walsh, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672



(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Global Research Growth Fund are made by Alliance's Global Research Growth sector analyst-managers, with oversight by Alliance's Global Research Growth Portfolio Oversight Group. Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth sector analyst-managers, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. The sector analyst-managers include: Norman Fidel, Jane E. Schneirov, Gina M. Griffin, Janet Walsh, Thomas A. Schmitt and Francis Suozzo. The Portfolio Oversight Group includes: Paul Rissman, Christopher Toub, Michael Baldwin and Daniel Nordby.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 39

MANAGEMENT OF THE FUND




Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND              OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL                         COMPLEX          DIRECTORSHIPS
      ADDRESS                            OCCUPATION(S)                     OVERSEEN BY           HELD BY
(YEARS OF SERVICE*)                   DURING PAST 5 YEARS                    DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
Marc O. Mayer, **                 Executive Vice President of ACMC              81                 None
1345 Avenue of the                since 2001; prior thereto, Chief
Americas                          Executive Officer of Sanford C.
New York, NY 10105                Bernstein & Co., LLC ("SCB&Co")
10/2/1957                         and its predecessor since prior to
(2003)                            2000.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #+         Investment adviser and                        108                None
2 Sound View Drive                Independent consultant. He
Suite 100                         was formerly Senior Manager
Greenwich, CT 06830               of Barrett Associates, Inc., a
(Chairman of the Board)           registered investment adviser,
9/7/1932                          with which he had been asso-
(2002)                            ciated since prior to 2000. He
                                  was formerly Deputy Comptroller
                                  and Chief Investment Officer of
                                  the State of New York and, prior
                                  thereto, Chief Investment Officer
                                  of the New York Bank for Savings.

Ruth Block, #                     Formerly Executive Vice President             105                None
500 S.E. Mizner Blvd.,            and Chief Insurance Officer of
Boca Raton, FL 33432              The Equitable Life Assurance
11/7/1930                         Society of the United States;
(2002)                            Chairman and Chief Executive
                                  Officer of Evlico; Director of
                                  Avon, BP (oil and gas), Ecolab
                                  Incorporated (specialty chemicals),
                                  Tandem Financial Group and Donaldson,
                                  Lufkin & Jenrette Securities Corporation;
                                  former Governor at Large, National
                                  Association of Securities Dealers, Inc.

David H. Dievler, #               Independent consultant. Until                 107                None
P.O. Box 167                      December 1994, Senior Vice
Spring Lake, NJ 07762             President of ACMC responsible
10/23/1929                        for mutual fund administration.
(2002)                            Prior to joining ACMC in 1984, he was
                                  Chief Financial Officer of Eberstadt
                                  Asset Management since 1968. Prior to
                                  that, he was Senior Manager at Price
                                  Waterhouse & Co. Member of American
                                  Institute of Certified Public Accountants
                                  since 1953.


--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

                                                                           PORTFOLIOS
                                                                             IN FUND              OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL                         COMPLEX          DIRECTORSHIPS
      ADDRESS                            OCCUPATION(S)                     OVERSEEN BY           HELD BY
(YEARS OF SERVICE*)                   DURING PAST 5 YEARS                    DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                 Consultant. Formerly President                105                None
P.O. Box 12                       of Save Venice, Inc. (preservation
Annandale, NY 12504               organization), from 2001-2002,
2/19/1942                         2002, Senior Advisor from June
(2002)                            1999-June 2000 and President of
                                  Historic Hudson Valley (historic
                                  preservation) from December 1989-May
                                  1999. Previously, Director of the
                                  National Academy of Design and during
                                  1988-1992, Director and Chairman of the
                                  Audit Committee of ACMC.

Michael J. Downey, #              Consultant since January 2004.                80                 Asia Pacific Fund,
1345 Avenue of the                Formerly managing partner of                                     Inc. and the
Americas                          Lexington Capital, LLC (investment                               Merger Fund
New York, NY 10105                advisory firm) from December 1997
1/26/1944                         until December 2003. Prior thereto,
(2005)                            Chairman and CEO of Prudential
                                  Mutual Fund Management from 1987
                                  to 1993.


*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, the Fund's investment advisor.

# Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

+  Member of the Fair Value Pricing Committee.

++ Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 41

Officer Information
Certain information concerning the Fund's Officers is set forth below.


  NAME, ADDRESS*                           POSITION(S)             PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                       HELD WITH FUND             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------

Marc O. Mayer,                    President and Chief           See biography above.
10/2/1957                         Executive Officer

Michael R. Baldwin,               Senior Vice President         Senior Vice President of ACMC,**
2/26/1958                                                       with which he has been associated
                                                                since prior to 2000.

Norman M. Fidel,                  Senior Vice President         Senior Vice President of ACMC,**
9/17/1945                                                       with which he has been associated
                                                                since prior to 2000.

Philip L. Kirstein,               Senior Vice President         Senior Vice President and Independent
5/29/1945                         and Independent               Compliance Officer-Mutual Funds
                                  Compliance Officer            of ACMC,** with which he has been
                                                                associated since October 2004. Prior
                                                                thereto, he was Of Counsel to Kirkpatrick
                                                                & Lockhart, LLP from October 2003 to
                                                                October 2004, and General Counsel and
                                                                First Vice President of Merrill Lynch
                                                                Investment Managers, L.P. since prior to 2000.

Paul C. Rissman,                  Senior Vice President         Executive Vice President of ACMC,**
11/10/1956                                                      with which he has been associated since
                                                                prior to 2000.

Thomas J. Bardong,                Vice President                Senior Vice President of ACMC,** with
4/28/1945                                                       which he has been associated since prior to 2000.

Russell Brody,                    Vice President                Vice President of ACMC,** with which
11/14/1966                                                      he has been associated since prior to 2000.

Gina M. Griffin,                  Vice President                Senior Vice President of ACMC,** with
10/9/1959                                                       which she has been associated since prior to 2000.

Thomas A. Schmitt,                Vice President                Senior Vice President of ACMC,** with
7/13/1957                                                       which he has been associated since prior to 2000.

Jane E. Schneirov,                Vice President                Vice President of ACMC,** with which
3/26/1970                                                       she has been associated since prior to 2000.

Francis X. Suozzo,                Vice President                Senior Vice President of ACMC,** with
5/31/1957                                                       which he has been associated since prior to 2000.


--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


  NAME, ADDRESS*                           POSITION(S)             PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                       HELD WITH FUND             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------

Janet A. Walsh,                   Vice President                Senior Vice President of ACMC,** with
2/2/1962                                                        which she has been associated since prior to 2000.

Mark D. Gersten                   Treasurer and Chief           Senior Vice President of AGIS** and
10/4/1950                         Financial Officer             Vice President of AllianceBernstein Investment
                                                                Research Management, Inc. ("ABIRM"),** with
                                                                which he has been associated since prior to 2000.

Vincent S. Noto,                  Controller                    Vice President of AGIS,** with which
12/14/1964                                                      he has been associated since prior
                                                                to 2000.

Mark R. Manley,                   Secretary                     Senior Vice President, Deputy General
10/23/1962                                                      Counsel and Chief Compliance Officer of ACMC,**
                                                                with which he has been associated since
                                                                prior to 2000.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB&Co. are affiliates of the Fund.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 43

ALLIANCEBERNSTEIN FAMILY OF FUNDS


------------------------------------------------
Wealth Strategies Funds
------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

------------------------------------------------
Blended Style Funds
------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

------------------------------------------------
Growth Funds
------------------------------------------------
Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

------------------------------------------------
Value Funds
------------------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-CapValue Fund*
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

------------------------------------------------
Taxable Bond Funds
------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

------------------------------------------------
Municipal Bond Funds
------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

------------------------------------------------
Intermediate Municipal Bond Funds
------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

------------------------------------------------
Closed-End Funds
------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

[LOGO] AllianceBernstein (R)
Investment Research and Management



ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

GRGAR0605

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                     Audit-Related
                     Audit Fees           Fees              Tax Fees

          2004     $30,000               $4,655*             $13,845
          2005     $42,000               $5,680              $18,375

* Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 and $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                          Total Amount of
                                                        Foregoing Column Pre-
                                                        approved by the Audit
                         All Fees for                          Committee
                      Non-Audit Services                (Portion Comprised of
                        Provided to the                  Audit Related Fees)
                      Fund, the Adviser                (Portion Comprised of
                   and Service Affiliates                     Tax Fees)
                 ---------------------------         -------------------------
         2004           $1,100,792 *                        $265,245*
                                                           ($251,400)*
                                                            ($13,845)
         2005             $847,433                           $24,055
                                                             ($5,680)
                                                            ($18,375)

* Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 and $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.         DESCRIPTION OF EXHIBIT
         -----------         ----------------------
         11 (a) (1)          Code of Ethics that is subject to the
                             disclosure of Item 2 hereof

         11 (b) (1)          Certification of Principal Executive Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002

         11 (b) (2)          Certification of Principal Financial Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                             Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Research Growth Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:     August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    August 29, 2005

By:      /s/ Mark D. Gersten
         -----------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    August 29, 2005